The Brink’s Company 1801 Bayberry Court P.O. Box 18100 Richmond, VA 23226-8100 USA Tel. 804.289.9600 Fax 804.289.9770 Contact: FOR IMMEDIATE RELEASE Investor Relations 804.289.9709 Brink’s Fourth-Quarter Profit Expected to Exceed High End of Guidance Earnings Report on February 23 to Include New Segment Reporting RICHMOND, Va., January 21, 2021 ─ The Brink’s Company (NYSE:BCO), the global leader in total cash management, route-based secure logistics and payment solutions, today announced that it expects fourth-quarter 2020 revenue of approximately $1.02 billion. Fourth- quarter 2020 operating profit is expected to exceed the high end of the company’s October 29 guidance range (GAAP $64 million to $79 million; non-GAAP $104 million to $119 million). Doug Pertz, president and chief executive officer, said: “Our preliminary fourth-quarter non- GAAP results reflect continued revenue recovery and margin rate expansion, driven by sustainable cost reductions. While we continue to operate in a challenging near-term environment due to the persistence of the pandemic, we are very encouraged by these results. We expect continued margin expansion in 2021 and look forward to providing our initial outlook for next year when we release final 2020 results on February 23, which will include a change in segment reporting related primarily to the incorporation of our G4S cash operations.” Brink’s will release final 2020 results prior to hosting a conference call on Tuesday, February 23, at 8:30 a.m. (ET). Results will reflect four geographic segments including North America (U.S. & Canada), Latin America (including Mexico), Europe and Rest of World. Comparable historical data under the new segment reporting structure will also be disclosed. Previously, Brink’s reported results from three geographic segments-- North America, South America and Rest of World. The conference call can be accessed by calling 888-349-0094 (in the U.S.) or 412-902-0124 (international). Participants should call in at least five minutes prior to the start of the call.

Participants can pre-register at https://dpregister.com/sreg/10151538/e1068759fa to receive a direct dial-in number for the call. The call also will be accessible via live webcast at https://services.choruscall.com/links/bco210223.html. A replay of the call will be available through March 23, 2021, at (877) 344-7529 (in the U.S.) or (412) 317-0088 (international). The conference number is 10151538. A webcast replay will also be available at www.investors.brinks.com. Non-GAAP Results Reconciled to GAAP (Unaudited) (In millions) Non-GAAP results described in this press release are financial measures that are not required by or presented in accordance with U.S. generally accepted accounting principles (“GAAP”). The purpose of the Non-GAAP results is to report financial information from the primary operations of our business by excluding the effects of certain income and expenses that do not reflect the ordinary earnings of our operations. The Non-GAAP financial measures are intended to provide investors with a supplemental comparison of our operating results and trends for the periods presented. Our management believes these measures are also useful to investors as such measures allow investors to evaluate our performance using the same metrics that our management uses to evaluate past performance and prospects for future performance. We do not consider these items to be reflective of our core operating performance due to the variability of such items from period-to-period in terms of size, nature and significance. Additionally, Non-GAAP results are utilized as performance measures in certain management incentive compensation plans. Fourth Quarter 2020 GAAP Outlook (b) Reconciling Items (a) Fourth Quarter 2020 Non-GAAP Outlook (a) Operating Profit $ 64 - 79 40 104 -119 a) The 2020 Non-GAAP outlook amounts provided on October 29, 2020 excluded certain forecasted Non-GAAP adjusting items, such as intangible asset amortization and U.S. retirement plan costs. We had not forecasted the impact of highly inflationary accounting on our Argentina operations in 2020 or other potential Non-GAAP adjusting items for which the timing and amounts were under review as of October 29, 2020, such as restructuring actions. The 2020 Non-GAAP outlook amounts for operating profit could not be reconciled to GAAP without unreasonable effort as of October 29, 2020. We could not reconcile this amount to GAAP because we were unable to accurately forecast the impact of highly inflationary accounting on our Argentina operations in 2020 or other potential Non-GAAP adjusting items for which the timing and amounts were under review as of October 29, 2020, such as restructuring actions. b) The 2020 GAAP outlook provided on October 29, 2020 excluded any forecasted impact from highly inflationary accounting on our Argentina operations as well as other potential Non-GAAP adjusting items for which the timing and amounts were under review as of October 29, 2020, such as restructuring actions. About The Brink’s Company The Brink’s Company (NYSE:BCO) is the global leader in total cash management, route-based secure logistics and payment solutions including cash-in-transit, ATM services, cash management services (including vault outsourcing, money processing and intelligent safe services), and international transportation of valuables. Our customers include financial institutions, retailers, government agencies, mints, jewelers and other commercial operations. Our global network of operations in 52 countries serves customers in more than 100 countries. For more information, please visit our website at www.brinks.com or call 804-289-9709. Preliminary Financial Results Fourth Quarter 2020 The preliminary financial results for the fourth quarter ended December 31, 2020, included in this press release represent the most current information available to management and have not been audited. Actual results may differ from these preliminary results due to the completion of the company’s financial closing procedures, final adjustments, completion of the review by the company’s independent registered public accounting firm and other developments that may arise between the date of this press release and the time that financial results for the fourth quarter ended December 31, 2020 are finalized. Forward-Looking Statements This release contains forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in this release includes, but is not limited to, 2020 fourth quarter revenue and operating profit. Forward-looking information in this release is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. Forward-looking information in this release is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; seasonality, pricing and other competitive industry factors; investment in information technology (“IT”) and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions, regulatory issues (including the imposition of international sanctions, including by the U.S. government), currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization; labor issues, including negotiations with organized labor and work stoppages; pandemics (including the ongoing COVID-19 pandemic and related impact to and restrictions on the actions of businesses and consumers, including suppliers and customers), acts of terrorism, strikes or other extraordinary events that negatively affect global or regional cash commerce; anticipated cash needs in light of our current liquidity position and the impact of COVID-19 on our liquidity; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions and to successfully integrate acquired companies; costs related to dispositions and product or market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee and environmental liabilities in connection with former coal operations, including black lung claims; the impact of the Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business, reputation and brand; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2019 and in our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2020, June 30, 2020 and September 30, 2020, and in our other public filings with the Securities and Exchange Commission. The forward-looking information included in this document is representative only as of the date of this document and The Brink's Company undertakes no obligation to update any information contained in this document. # # #